Exhibit 10.2

AMENDMENTTO SECURED PROMISSORY NOTE(S)

This Amendment (“Amendment”) to the one or more secured promissory notes (listed below, hereinafter “Note(s)”) is made and entered into as of June 30, 2023 (the “Amendment Date”) by and between IRONNET, INC. (“IronNet”) and the undersigned holder (“Holder”; and together with IronNet, each a “Party” and collectively, the “Parties”),of the Note(s).

WHEREAS, the Parties wish to amend the Note(s) to change the maturity date set forth in the Note(s) from June 30, 2023 to December 31, 2023.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged hereby, the Parties hereby further agree as follows:

(1)
The Note(s) of Holder amended hereunder are (each separate Note is listed below if more than one was entered into – note that if a Note was fully amended and restated previously, then the Note listed below is as of the amended and restated date):

Date:	Amount:
Date:	Amount:

(2)
The Maturity Date in each Note above in Section 1(a) (“Principal Repayment”) shall be amended to delete “June 30, 2023” and replaced with “December 31, 2023”. Except as specifically amended hereby, the Note(s) shall continue to be in full force and effect and each of the Note(s) is hereby ratified and confirmed in all respects.

(3)
Conflict of Terms. In the event the terms in this Amendment conflict with any term in the Agreement, the terms of this Amendment will govern.

(4)
Entire Agreement. The Parties agree that this Amendment constitutes the entire agreement between the Parties relating to its subject matter and supersedes all prior or simultaneous representations, discussions, negotiations, and agreements, whether oral or written; provided, however, that the Note(s), as modified by this Amendment, remain in full force and effect.

[Signature page follows.]

This Amendment is accepted and agreed as of the Amendment Date:

IRONNET, INC.

By:/S/ Cameron Pforr

Name: Cameron Pforr

Title: Chief Financial Officer

HOLDER

Signature:

Printed Name: